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                                                                   EXHIBIT 10.11


                              AMENDED AND RESTATED

                        7 3/4 UNSECURED PROMISSORY NOTE


     FOR VALUE RECEIVED, the undersigned, Terence M. Leahy (the "Borrower"), hereby promises to pay to Modus Media International Holdings, Inc., a Delaware corporation (the "Company"), or to the legal holder of this Unsecured
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Promissory Note at the time of payment, the principal sum of one million dollars
($1,000,000) in lawful money of the United States of America, and to pay simple interest (computed on the basis of a 365 or 366 day year, as the case may be) on the principal amount hereof from and after March 7, 1997 until the entire principal amount hereof has been paid in full, at the rate of 7 3/4% per annum. The entire principal amount of indebtedness evidenced by this Unsecured Promissory Note shall be repaid on the Maturity Date. Each payment of principal shall be accompanied by payment of any accrued and unpaid interest thereon.

     If the date set for any payment or prepayment of principal or interest hereunder is a Saturday, Sunday or legal holiday, then such payment or prepayment shall be made on the next preceding business day.

     This Amended and Restated Promissory Note restates in its entirety the 7 3/4% Unsecured Promissory Note of Borrower dated March 7, 1997 to Stream International Inc. (which Note has been assigned to the Company) and is in addition to the Secured Non-Recourse Note referred to in the Employment Agreement, dated as of April 21, 1995, between Stream International Holdings Inc., a Delaware corporation, and the parent of the Company (the "Parent") and the Borrower. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Employment Agreement dated as of January 1, 1998 between Borrower and the Company (the "Employment Agreement").

     As used in this Note:

     (a)  The term "Maturity Date" means the earlier of (i) a Liquidity Event,
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          or (ii) the termination of the Borrower's employment with the Company or any successor thereto by the Company for "Cause" (as defined in the Employment Agreement) or by resignation of the Borrower without "Good Reason" (as defined in the Employment Agreement).

     (b)  The term "Liquidity Event" means an Acquisition Event (as defined in
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          the Employment Agreement) in which Borrower receives, in exchange for his shares of capital stock of the Borrower ("Shares") and/or his options to purchase shares of capital stock of the Borrower ("Options"), Liquid Consideration (as defined in the Employment Agreement) having a fair market value (as determined pursuant to
          Section 3(d)) equal to at least $3,000,000. For this purpose, options issued in substitution or
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     exchange for the Options pursuant to an Acquisition Event shall be considered Liquid Consideration if the shares underlying such options constitute Liquid Consideration and shall be valued as the difference between the exercise price of such options and the fair market value of such underlying shares. If any consideration received by the Borrower pursuant to an Acquisition Event in exchange for his Shares or Options does not constitute Liquid Consideration having a fair market value equal to at least $3,000,000, such Acquisition Event shall be deemed to be a Liquidity Event at such later time (if any) that such consideration becomes Liquid Consideration having a value at least equal to $3,000,000. If the consideration payable in an Acquisition Event includes an earn-out, the amount of such earn-out shall be taken into account at the time the earn-out is actually earned and paid in determining whether the Borrower has received at least $3,000,000 of Liquid Consideration.

     Interest on the principal amount hereof outstanding from time to time shall accrue but shall not be payable until the Maturity Date.

     This Unsecured Promissory Note is subject to the following further terms and conditions:

     1.   Payment and Prepayment: All payments of principal and interest on this
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          Unsecured Promissory Note shall be made to the Company or its order, or to the legal holder of this Unsecured Promissory Note or such holder's order, in lawful money of the United States of America at the principal offices of the Company (or at such other place as the holder hereof shall notify the Borrower in writing).

     2.   Events of Default. Upon the occurrence of any of the following events
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          ("Events of Default"):
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          (a)  Failure to pay the principal of this Unsecured Promissory Note, which shall be unremedied for five days following the date when such payment was originally due hereunder; or

          (b) Failure to pay any interest installment due under this Unsecured Promissory Note which shall remain unremedied for five days following the date when such installment was originally due hereunder;

               then, and in any such event, the holder of this Unsecured Promissory Note may declare, by notice of default given to the Borrower, the entire principal amount of this Unsecured Promissory Note to be forthwith due and payable, whereupon the entire principal amount of this


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               Unsecured Promissory Note outstanding and any accrued and unpaid interest hereunder shall become due and payable without presentment, demand, protest, notice of dishonor and all other demands and notices of any kind, all of which are hereby expressly waived. Upon the occurrence of an Event of Default, the accrued and unpaid interest hereunder shall thereafter bear the same rate of interest as on the principal hereunder, but in no event shall such interest be charged which would violate any applicable usury law. If an Event of Default shall occur hereunder, the Borrower shall pay costs of collection, including reasonable attorneys' fees, incurred by the holder in the enforcement hereof.

               No delay or failure by the holder of this Unsecured Promissory
               Note in the exercise of any right or remedy shall constitute a waiver thereof, and no single or partial exercise by the holder hereof of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy.

          3.   Forgiveness, Etc.
               ----------------

               (a) Notwithstanding any other provision of this Note, if the employment of the Borrower with the Company or any successor terminates for any reason other than termination by the Company or such successor with "Cause" or resignation by the Borrower without "Good Reason" (as such terms are defined in the Employment Agreement), or if such employment terminates by reason of death or disability (as defined in the Employment Agreement), all payment and interest under this Note shall be forgiven and this Note shall be of no further force or effect.

               (b) Notwithstanding any other provision of this Note, upon the occurrence of a Maturity Date as a result of the resignation of the Borrower as an employee of the Company or any successor without "Good Reason", the Borrower shall be obligated to surrender to the Company, in full payment of principal and interest due under this Note, Shares and/or Options (selected by the Borrower) having a then fair market value equal to such principal and interest and, if the fair market value of all Shares and Options then held by the Borrower is less than the amount of such principal and interest, the Company shall forgive the balance of such principal and interest in excess of such fair market value.

               (c) Notwithstanding any other provision of this Note, upon the occurrence of a Maturity Date as a result of a Liquidity Event, Borrower shall have the right to pay the principal and interest due under this Note in cash



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                    or by surrender to the Company of Liquid Consideration
                    having a fair market value equal to such principal and interest.

               (d) For purposes of this Note, "fair market value" shall be determined by agreement of the Company and the Borrower or, if no such agreement is reached within 30 days after a determination of fair market value is required under this Note, by an investment banking firm selected by the Board of Directors of the Company with the approval of the Borrower, which approval shall not be unreasonably withheld.

     4.   Transfers. While this Note is outstanding, Borrower shall not sell or
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          otherwise transfer any of his Shares or Options (other than pursuant to an Acquisition Event) unless the transferee agrees in writing to be bound by the provisions of Section 3(b) of this Note as if such transferee were the Borrower.

     5.   Miscellaneous.
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          (a)  The provisions of this Unsecured Promissory Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflicts of law rules thereof.

          (b) This Unsecured Promissory Note may be assigned by the Company or any assignee of the Company without the consent of, or notice to, the Borrower.

          (c) All notices and other communications hereunder shall be in writing and will be deemed to have been duly given to the Company if delivered or mailed in accordance with the Employment Agreement, and to the Borrower if addressed as follows:

                         Terence M. Leahy


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          (d)  The headings contained in this Unsecured Promissory Note are for reference purposes only and shall not affect in any way the meaning or interpretation of the provisions hereof.



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     IN WITNESS WHEREOF, this Unsecured Promissory Note has been duly executed and delivered by the Borrower on the date first above written.




                                        /s/ Terence M. Leahy
                                        --------------------------------
                                        (Signature of Borrower)




 Witness:


/s/ Ann E. Tyryar
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